Exhibit 10.15


CONFIDENTIAL INFORMATION INDICATED BY XS HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         TRADEMARK COLLATERAL ASSIGNMENT
                         -------------------------------


          IVC INDUSTRIES, INC. (formerly known as INTERNATIONAL VITAMIN CORPORATION), a Delaware corporation (the "Assignor"), does hereby grant, assign and convey to XXXXXXXXXXXXXXXXXXXXXX, a New Jersey corporation (the "Assignee"), the registered trademarks and trademark applications identified on Annex I hereto and the goodwill represented thereby (the "Trademarks") together with all the proceeds thereof, as collateral security for all the Liabilities (as hereinafter defined);

          SUBJECT TO a reservation on the part of the Assignor (until the occurrence of a Reimbursement Default, as hereinafter defined) of a license to use the Trademarks for the Assignor's own benefit. The license so reserved shall terminate upon the occurrence of a Reimbursement Default.

          This Assignment is being executed and delivered pursuant to the Guaranty Reimbursement Agreement dated the date hereof from the Assignor, International Vitamin Overseas Sales Corp. and Hall Laboratories, Ltd. in favor of the Assignee (the "Guaranty Reimbursement Agreement").

          As used herein, the term "Liabilities" means all indebtedness, obligations and liabilities of every kind and nature of the Assignor to the Assignee under the Guaranty Reimbursement Agreement. The term "Reimbursement Default" means a default on the part of the Assignor in paying when due any amount required to be paid to the Assignee under the Guaranty Reimbursement Agreement.

          The assignment effected hereby shall be governed by Article 9 of the New York Uniform Commercial Code. Upon the occurrence and during the continuance of a Reimbursement Default, the Assignee shall have the rights and remedies of a secured party as set forth therein (including, without limitation, the right to dispose of the Trademarks and to apply the proceeds of the disposition to satisfy the Obligations) and otherwise available at law or in equity.

          The Assignee shall have no duties with respect to the Trademarks, other than the duties of a secured party under the New York Uniform Commercial Code. Without limiting the generality of the foregoing, the Assignee shall have no duty to prosecute any action for trademark infringement against any person.

          The address of the Assignee for purposes of this Assignment is:

                    Xxxxxxxxxxxxxxxxxxxxxxx
                    xxxxxxxxxxxxxxxxxxxx
                    xxxxxxxxxxxxxxxxxx xxxxxxxxxx
                    xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

or such other address as the Assignee may designate to the Assignor in writing from time to time.

          The assignment effected hereby is subject and subordinate to the assignment of the Trademarks effected pursuant to the Trademark Collateral Assignment dated the date hereof from the Assignor to The Chase Manhattan Bank (National Association) as Agent.

          IN WITNESS WHEREOF, the Assignor has executed this Assignment as of this 30th day of April, 1996.

ATTEST/WITNESS:                    IVC INDUSTRIES, INC.


                                        By:/s/ E. Joseph Edell
___________________________                -------------------------------------





STATE OF _____________ :
                              :           SS.:
COUNTY OF ____________ :


          On this 30th day of April, 1996, before me, the undersigned, personally appeared _____________________, the _________________________ of IVC
Industries, Inc., who, I am satisfied, is the person who signed the foregoing instrument, and he or he did acknowledge that he or she signed and delivered the same in his or her capacity as such officer, and that he or she was authorized to do so, and that the foregoing instrument is the voluntary act and deed of such corporation, made by virtue of the authority of its board of directors.


                                        ______________________________
                                        Notary Public

                                     ANNEX I
                                     -------


                         Registration or          Date of Registration
Trademark                Application Number            or Application
- ---------                ------------------       ------------------------